                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of earliest event reported:                   June 11, 1996


                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


                 Delaware                                     0-13265                     59-2225346
(State or other jurisdiction of incorporation)        (Commission File Number)  (IRS Employer Identification No.)


  1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:          (803) 252-3661


                                    No Change
         (Former name or former address, if changed since last report.)





This document contains a total of 21 pages.

This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on June 21, 1996 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), and is filed to include the financial statements required by Item 7 of Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  a)        Financial Statements of Business Acquired

                            The financial statements for Wateree Emergency Specialists, P.A., the business acquired by the wholly-owned subsidiary of the Company, are included in this report beginning on page number 3.

                  b)        Pro Forma Financial Information

                            The pro forma financial information for Wateree Emergency Specialists, P.A., the business acquired by the wholly-owned subsidiary of the Company, is included in this report following the financial information included herein in response to Item 7(a) above.

                  c)        Exhibits

                            The following exhibit is incorporated by reference to the exhibit of the same number filed with the Company's Form 8-K filed on June 21, 1996.

                            Exhibit 2.1 - Asset Purchase Agreement and Plan of Reorganization dated and executed on June 11, 1996 by and between Wateree Emergency Specialists, P.A. and UCI Medical Affiliates of South Carolina, Inc.

                 Report on Audit of the Financial Statements of

                       Wateree Emergency Specialists, P.A.

                        as of December 31, 1995 and 1994

                                   CONTENTS




                                                                                          Page
Wateree Emergency Specialists, P.A. Financial Statements
         as of December 31, 1995 and 1994................................................6-12

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
         Combining Balance Sheet at September 30, 1995.....................................13
         Notes to Combining Balance Sheet..................................................14
         Combining Statement of Operations and Accumulated Deficit
                for year ended September 30, 1995..........................................15
         Notes to Combining Statement of Operations........................................16

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
         Combining Balance Sheet at June 30, 1996..........................................17
         Notes to Combining Balance Sheet..................................................18
         Combining Statement of Operations and Accumulated Deficit
          for the six months ended June 30, 1996...........................................19
         Notes to Combining Statement of Operations........................................20

                        Report of Independent Accountants




Board of Directors
UCI Medical Affiliates, Inc.

We have audited the accompanying balance sheets of Wateree Emergency Specialists, P.A. (the "Company") as of December 31, 1995 and 1994 and the related statements of operations and retained earnings, and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wateree Emergency Specialists, P.A. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the periods then ended in conformity with generally accepted accounting principles.

The financial statements have been prepared solely from the accounts of Wateree Emergency Specialists, P.A. and do not include the personal accounts of the stockholders or those of any other operations in which they may be engaged.


               THE ORIGINAL SIGNED OPINION LETTER IS ON FILE WITH
                          UCI MEDICAL AFFILIATES, INC.


Columbia, South Carolina
August 9, 1996

                       Wateree Emergency Specialists, P.A.

                                 Balance Sheets

                                  December 31,


                                                              1995        1994
ASSETS
Current assets:                                             $
Cash and cash equivalents                                       --       1,675
Accounts receivable, net                                     14,322     12,315
                                                             -------   -------
                Total current assets                         14,322     13,990
                                                             -------   -------

Furniture and equipment, net                                 17,151     21,730
Other assets                                                  3,479        500
                                                             -------   -------
                                                             20,630     22,230
                                                             -------   -------

                Total assets                                $34,952   $36,220
                                                             =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
Accounts payable and accrued expenses                        $19,702   $ 7,550
Note payable to shareholder                                    6,063     6,063
Line of credit payable                                          --       4,337
Due to affiliated company                                       --         361
                                                             -------   -------
                Total current liabilities                     25,765    18,311
                                                             -------   -------


Stockholder's equity
         Capital stock, no par value;
            100,000 shares authorized;
            3,000 shares issued and
            outstanding                                        3,000     3,000
         Retained earnings                                     6,187    14,909
                                                             -------   -------
                Stockholder's equity                           9,187    17,909
                                                             -------   -------
                Total liabilities and stockholder's equity   $34,952   $36,220
                                                             =======   =======


The accompanying notes are an integral part of these financial statements.

                       Wateree Emergency Specialists, P.A.

                 Statements of Operations and Retained Earnings

                        for the years ended December 31,


                                                    1995         1994
                                                 ----------    ---------
Net medical revenue                               $ 674,195    $ 580,492
Operating costs                                     622,491      498,696
                                                  ---------    ---------
                  Operating margin                   51,704       81,796

Depreciation and amortization                         7,080        7,637
General and administrative expenses                  52,884       51,024
                                                  ---------    ---------
                  Income (loss) from operations      (8,260)      23,135

Interest expense                                        462          920
                                                  ---------    ---------
                  Net (loss) income                  (8,722)      22,215

Retained earnings, beginning of year                 14,909       (7,306)
                                                  ---------    ---------
Retained earnings, end of year                    $   6,187    $  14,909
                                                  =========    =========




The accompanying notes are an integral part of these financial statements.

                       Wateree Emergency Specialists, P.A.

                            Statements of Cash Flows

                        for the years ended December 31,



                                                                                          1995       1994
                                                                                       ---------   --------
OPERATING ACTIVITIES:
Net (loss) income                                                                      $ (8,722)   $ 22,215
Adjustments to reconcile net income to cash provided (used) by operating activities:
Depreciation and amortization                                                             7,080       7,637
Changes in operating assets and liabilities:
       Accounts receivable                                                               (2,007)     (2,460)
       Other assets                                                                      (2,979)       --
       Due to related party                                                                (361)       --
       Accounts payable and accrued expenses                                             12,153      (1,662)
                                                                                       --------    --------
                  Cash provided by operating activities                                   5,164      25,730
                                                                                       --------    --------

INVESTING ACTIVITIES:
Purchases of furniture and equipment                                                     (2,502)    (12,106)
                                                                                       --------    --------
                  Cash used by investing activities                                      (2,502)    (12,106)
                                                                                       --------    --------

FINANCING ACTIVITIES:
Repayments on line of credit                                                             (4,337)    (12,439)
                                                                                       --------    --------
                  Cash used by financing activities                                      (4,337)    (12,439)
                                                                                       --------    --------

Net increase (decrease) in cash and cash equivalents                                     (1,675)      1,185

Cash and cash equivalents, beginning of year                                              1,675         490
                                                                                       ========    ========
Cash and cash equivalents, end of year                                                 $   --      $  1,675
                                                                                       ========    ========

Supplemental cash flow information:
       Cash paid for interest                                                          $    462    $    920
                                                                                       ========    ========




The accompanying notes are an integral part of these financial statements.

                       Wateree Emergency Specialists, P.A.
                          Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Elaine B. Baxley, M.D., Ronald P. Hargrave, M.D., and Guy B. Kahler, M.D. are joint and equal stockholders of Wateree Emergency Specialists, P.A. (the "Company") located in Lugoff, South Carolina. The Company commenced operations in April 1989 and conducts business under the name Wateree Medical Center. The Company operates a family practice medical office that provides treatments on an outpatient basis for medical conditions not involving an immediate threat to life.

The financial statements have been prepared solely from the accounts of the Company and do not include the personal accounts of the stockholders or those of any other activities in which they may be engaged. Management makes estimates that are a necessary part of the preparation of financial statements. These estimates include the useful lives of equipment, some of which is subject to technological obsolescence, and the net realizable value of patient accounts receivable. At December 31, 1995, management is not aware of any conditions that could significantly affect the estimates employed in the preparation of the financial statements.

ACCOUNTS RECEIVABLE

Accounts receivable represent amounts due from patients, employers and various third-party payors. Provisions for uncollectable amounts are made based on management's estimates of future collectability and historical payment percentages.

FURNITURE AND EQUIPMENT

Furniture and equipment is reported at cost. Depreciation for financial reporting purposes is computed principally by accelerated methods over the estimated useful lives of the assets, which range from five to seven years. Maintenance, repairs and the cost of minor equipment are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized. Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the statements of operations.

                       Wateree Emergency Specialists, P.A.
                          Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


INCOME TAXES

The company has elected S Corporation status as is provided by the Internal Revenue Code. Under this election, the revenues and expenses of the Company are reported on the personal income tax returns of the shareholders. Accordingly, provision for income tax expense has not been made in the financial statements.

CASH EQUIVALENTS

The Company considers all short-term debt investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

FAIR VALUE OF FINANCIAL INVESTMENTS

The fair value of accounts receivable and accrued expenses payable are estimated by management to approximate their respective carrying values. The fair value of the non-interest bearing demand note payable to a shareholder is estimated by management to be negligible.


2.  DESCRIPTION OF LEASING ARRANGEMENTS

The Company leases certain minor medical and office equipment under operating lease arrangements. The company leases its office space under a month-to-month operating lease executed with an entity owned by the Company's stockholders. Total rental expense was $32,239 and $26,501 for the year ended December 31, 1995 and 1994, respectively.

                       Wateree Emergency Specialists, P.A.
                          Notes to Financial Statements

3.  FURNITURE AND EQUIPMENT

At December 31, 1995 and 1994, furniture and equipment consisted of the following:

                                         1995        1994
                                     --------    --------

Office and medical equipment         $ 34,253    $ 32,697
Furniture and fixtures                 12,892      11,947
Leasehold improvements                  2,650       2,650
                                     --------    --------
                                       49,795      47,294
Accumulated  depreciation             (32,644)    (25,564)
                                     --------    --------
      Furniture and equipment, net   $ 17,151    $ 21,730
                                     ========    ========

4.  RELATED PARTY TRANSACTIONS

The stockholders participate in the medical activities of the Company. All payments for services and benefits to the stockholders are recorded as commissions and are included in cost of operations in the financial statements. For the periods ended December 31, 1995 and 1994, commissions paid to the stockholders totaled $183,091 and $137,184, respectively. At December 31, 1995 and 1994, the company was indebted to the stockholders in the amount of $6,063 and $6,063, respectively, on a non-interest bearing demand basis. The Company leases its office facility from an affiliated entity (Note 2).

5.  CONCENTRATION OF CREDIT RISK

In the normal course of providing health care services, the Company extends credit to patients in the Lugoff, South Carolina area without requiring collateral. Each individual's ability to pay balances due the Company is assessed and reserves are established to provide for management's estimate of uncollectable balances. Future revenues of the Company are largely dependent on third-party payors and include Medicare and private insurance companies. The amount of loss the Company would incur in the event of non-payment by the counter party is the amount of the patient billing.

6.  CONTINGENCIES

At December 31, 1995, management and its legal counsel are not aware of any pending or threatened litigation, or unasserted claims against the Company that could result in losses, if any, that would be material to the financial statements.

                       Wateree Emergency Specialists, P.A.
                          Notes to Financial Statements


7.  SUBSEQUENT EVENT

On June 11, 1996 UCI Medical Affiliates of South Carolina, Inc. ("UCI") acquired the cash, accounts receivable, certain office and medical equipment and substantially all the Company's intangible assets (including patient lists and goodwill) for $675,000 consisting of $600,000 in restricted common stock of UCI, the payment of $15,000 in cash immediately at closing, and the execution of an interest-bearing promissory note for $60,000, maturing approximately four months after closing. UCI entered into an agreement with the Company's shareholders to lease the present office space for a term of fifteen years at an annual rate of $46,620. As a condition of the transaction, the stockholders, operating as Emergency Medicine Specialists, P.A., entered into a two-year physician services agreement to provide, on average, sixty hours per week of physician services.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                               September 30, 1995
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Company's Annual Report and Wateree Emergency Specialists, P.A. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Wateree Emergency Specialists, P.A. after giving effect to the pro forma adjustments described in
Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                                        UCI Medical          Wateree
                                                       Affiliates, Inc.      Emergency         Pro Forma         Pro Forma
                                                                           Specialists, P.A.   Adjustments       Combined
                                                     ------------------    --------------      -------------   -------------
ASSETS
Cash and cash equivalents                            $     76,513                            $    (15,000)(a)  $     61,513
Accounts receivable - net                               2,343,325             14,322                              2,357,647
Medical supplies inventory                                265,068                                                   265,068
Deferred taxes                                            491,543                                                   491,543
Prepaids and other assets                                 282,060                                                   282,060
Goodwill                                                3,578,371                                  643,527(a)     4,178,996
                                                                                                   (42,902)(b)
Property, plant and equipment, net
                                                        2,795,384             17,151                              2,812,535
Deferred taxes                                            120,639                                                   120,639
Other assets                                              262,768              3,479                (3,479)(a)      262,768
                                                     ============       ============          ============       ============
                  Total assets                       $ 10,215,671       $     34,952          $    582,146     $ 10,832,769
                                                     ============       ============          ============       ============

LIABILITIES AND CAPITAL
Current portion - long-term debt
                                                     $  1,244,603       $      6,063          $     53,937(a)  $  1,304,603
Accounts payable                                        1,652,792             14,180                86,000(d)     1,738,792
                                                                                                  (14,180)(a)
Accrued payroll                                           498,791                                                   498,791
Other accrued liabilities                                 445,362              5,522                (5,522)(a)      446,491
                                                                                                      1,129(c)
Long-term debt, net of current                          3,121,098                                                 3,121,098
Common stock                                              175,408              3,000                (3,000)(a)      181,667
                                                                                                      6,259(a)
Paid-in capital                                         9,694,256                                   593,741(a)   10,287,997

Accumulated earnings
 (deficit)                                             (6,616,639)             6,187                (6,187)(a)   (6,746,670)
                                                                                                  (130,031)(e)
                                                     ============       ============          ============      ============
       Total liabilities and capital                 $ 10,215,671       $     34,952          $    582,146     $ 10,832,769
                                                     ============       ============          ============      ============


                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                               September 30, 1995
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Wateree Emergency Specialists, P.A. by UCI Medical Affiliates, Inc. for an aggregate price of $675,000. The purchase occurred on June 11, 1996. The combining balance sheet reflects the balances of UCI at September 30, 1995 and Wateree Emergency Specialists, P.A. at December 31, 1995. Pro forma adjustments are made to reflect:

(a.)  The assets acquired consisted of:       The purchase price consisted of:

         $ 14,322   Accounts receivable        $ 6,259      Common stock
           17,151   Furniture, equipment       593,741      Additional paid-in-capital
          643,527   Goodwill                    60,000      Note payable
                                                15,000      Cash paid at closing
         ===========                          ===========
         $675,000                            $ 675,000
         ===========                          ===========

              Issuance of restricted common shares valued at $600,000 at estimated per share value of $3.47.

       Certain deposits ($500) and amounts due from others ($2,979) were not acquired. Accounts payable ($14,180), payroll taxes payable ($5,522) and shareholder note payable ($6,063) were not assumed.

(b.) Excess of acquisition cost over the fair values of net assets acquired (goodwill) less one year's amortization. ($643,527 goodwill less $42,902 amortization)

(c.)   Accrued interest for the four month term of the note payable at 9%

(d.) Net change in fees for physician services is $86,000 annually, based on the physician's service agreement, and is recorded as an accrued payable.

(e.)   Effects of pro forma adjustments on statement of operations.


                                 Page 14 if 21

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                      for the year ended September 30, 1995
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Company's Annual Report and Wateree Emergency Specialists, P.A. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Wateree Emergency Specialists, P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.


                                                        UCI Medical       Wateree Emergency    Pro Forma      Pro Forma
                                                      Affiliates, Inc.    Specialists, P.A    Adjustments      Combined
                                                      -----------------   ------------------  -----------   --------------

Revenue                                                   $ 17,987,147    $    674,195               $       $ 18,661,342
Operating costs                                             18,180,080         622,491          86,000(a)      18,888,571
                                                          ------------    ------------    ------------       ------------
  Operating margin                                            (192,933)         51,704         (86,000)          (227,229)

General and administrative expenses                             87,616          52,884                            140,500
Depreciation and amortization                                  579,224           7,080          42,902(b)         629,206
                                                          ------------    ------------    ------------       ------------
  Loss from operations                                        (859,773)         (8,260)       (128,902)          (996,935)

Interest expense, net                                          505,459             462           1,129(c)         507,050
Gain on equipment                                                5,493                                              5,493
                                                          ------------    ------------    ------------       ------------

Loss before income tax                                      (1,359,739)         (8,722)       (130,031)        (1,498,492)
Income tax expense (benefit)                                      --
                                                          ------------    ------------    ------------       ------------

Net (loss) income                                           (1,359,739)         (8,722)       (130,031)        (1,498,492)

Accumulated deficit - beginning of year
                                                            (5,256,896)                                        (5,248,178)
                                                          ------------    ------------    ------------       ------------

Accumulated deficit - end of year
                                                      $     (6,616,639)              $               $       $ (6,746,670)
                                                          ============    ============    ============       ============

Earnings per common and common equivalent share:
       Net income                                        $       (.43)            (d)                        $       (.45)
                                                          ============    ============    ============       ============

Weighted average shares of common stock outstanding
                                                             3,136,544                                           3,309,132
                                                          ============    ============    ============       ============


                          UCI Medical Affiliates, Inc.
   Note to Pro Forma Combining Statement of Operations and Accumulated Deficit
                      for the year ended September 30, 1995
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a.) Net change in physician salary based on employment contract between the Wateree Emergency Specialists and UCI Medical Affiliates, Inc.

(b.) Addition for amortization of goodwill on a straight line basis over 15 years.

(c.)          Accrued interest on note payable at 9% for four month loan term.

(d.) Not applicable; Wateree Emergency Specialists, P.A. was not required to, and did not, compute earnings per share.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                  June 30, 1996
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of June 30, 1996 per the Company's Form 10QSB and Wateree Emergency Specialists, P.A. as of December 31, 1995 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Wateree Emergency Specialists, P.A. after giving effect to the pro forma adjustments described in
Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                                                          Wateree
                                                      UCI Medical        Emergency           Pro Forma            Pro Forma
                                                     Affiliates, Inc. Specialists, P.A.     Adjustments           Combined
                                                   ------------------  -------------    ---------------        --------------
ASSETS
Cash and cash equivalents                          $          -        $        -       $                       $          -
Accounts receivable - net                             3,719,712            14,322                                  3,734,034
Medical supplies inventory                              267,356                                                      267,356
Deferred taxes                                          301,146                                                      301,146
Prepaids and other assets                               393,056                                                      393,056
Goodwill                                              5,901,923                             643,527  (a)           6,513,188
                                                                                            (32,262) (b)
Property, plant and equipment, net
                                                      3,001,552            17,151                                  3,018,703
Deferred taxes                                          486,036                                                      486,036
Other assets                                            271,013             3,479            (3,479) (a)             271,013
                                                   ===============     =============    ==============          ================
                  Total assets                     $ 14,341,794        $   34,952       $   607,786             $ 14,984,532
                                                   ===============     =============    ==============          ================

LIABILITIES AND CAPITAL
Current portion - long-term debt
                                                   $  1,720,302        $    6,063       $    53,937  (a)        $  1,780,302
Accounts payable                                      1,419,726            14,180           (14,180) (a)           1,499,226
                                                                                             15,000  (a)
                                                                                             64,500  (d)
Accrued payroll                                         225,933                                      (b)             225,933
Other accrued liabilities                               260,712             5,522            (5,522) (a)             261,841
                                                                                              1,129  (c)
Long-term debt, net of current
                                                      2,910,388                                                    2,910,388
                                                                                             (3,000) (b)
Common stock                                            240,375             3,000             6,259  (a)             246,634
Paid-in capital                                      13,732,333                             593,741  (a)          14,326,074

Accumulated earnings (deficit)
                                                      (6,167,975)           6,187           (97,891) (e)          (6,265,866)
                                                                                             (6,187) (a)
                                                   ===============     =============    ==============          ============
                Total liabilities and
                    capital
                                                   $ 14,341,794        $   34,952       $  (607,786)            $ 14,984,532
                                                   ===============     =============    ==============          =============


                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                                  June 30, 1996
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Wateree Emergency Specialists, P.A. by UCI Medical Affiliates, Inc. for an aggregate price of $675,000. The purchase occurred on June 11, 1996. The combining balance sheet reflects the balances of UCI at June 30, 1996 and Wateree Emergency Specialists, P.A. at December 31, 1995. Pro forma adjustments are made to reflect:

(a.)          The assets acquired consisted of:               The purchase price consisted of:
                                                              $   6,259         Common stock
                 $    14,322       Accounts receivable          593,741         Additional paid-in-capital
                      17,151       Furniture , equipment         60,000         Note payable
                     643,527       Goodwill                      15,000         Cash paid at closing
                 ================                             ================
                 $   675,000                                  $ 675,000
                 ================                             ================

              Issuance of restricted common shares valued at $600,000 at estimated per share value of $3.47.


              Certain deposits ($500) and amounts due from others ($2,979) were not acquired. Accounts payable ($14,180), payroll taxes payable ($5,522) and shareholder note payable ($6,063) were not assumed.

(b.) Excess of acquisition cost over the fair values of net assets acquired (goodwill) less nine month's amortization. ($643,527 goodwill less $32,262 amortization)

(c.)          Accrued interest for four month term of the note payable at 9%.

(d.) Net change in fee for physician services of $86,000 annually based on service agreement for nine months recorded as an accrued payable.

(e.)          Effects of pro forma adjustments on statement of operations.

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                     for the nine months ended June 30, 1996
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of June 30, 1996 per the Company's Form 10QSB and Wateree Emergency Specialists, P.A. as of December 31, 1995 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Wateree Emergency Specialists, P.A. after giving effect to the pro forma adjustments described in Note 1. Information for the nine months ended June 30, 1996 for Wateree Emergency Specialists, P.A. is estimated since Wateree Emergency Specialists, P.A. did not maintain its records on a basis consistent with UCI Medical Affiliates, Inc. This statement should be read in conjunction with each entity's financial statements and footnotes.




                                                             UCI             Wateree
                                                            Medical         Emergency             Pro Forma          Pro Forma
                                                         Affiliates, Ic.  Specialists, P.A.      Adjustments          Combined
                                                         --------------   -----------------      -----------        --------------
Revenue                                                  $ 17,003,582       $ 505,647             $                $  17,509,229
Operating costs                                            15,513,107         466,869                64,500  (a)       16,044,476
                                                         --------------     -------------         ---------------    --------------
Operating margin                                            1,490,475          38,778               (64,500)           1,464,753

General and administrative
    expenses                                                   90,364          39,663                32,262  (b)         162,289
Depreciation and amortization                                 687,819           5,310                                    693,129
                                                         --------------     -------------         ---------------    --------------
Income from operations                                        712,292          (6,195)              (96,762)             609,335

Interest expense, net                                         427,327             347                 1,129  (c)         428,803
Gain on equipment                                              (2,105)                                                    (2,105)
                                                         --------------     -------------         ---------------    --------------


Income before income tax                                      287,070          (6,542)             (97,891)              182,637
Income tax benefit                                            161,594                                                    161,594
                                                         --------------     -------------         ---------------    --------------

Net income                                                    448,664          (6,542)             (97,891)              344,231

Accumulated deficit - beginning of year
                                                           (6,616,639)                                                (6,610,097)
                                                         --------------     -------------         ---------------    --------------

Accumulated deficit - end of year
                                                         $ (6,167,975)                                            $  (6,265,866)
                                                         ==============     =============         ===============    ==============

Earnings per common and common equivalent share:
       Net income                                        $        .11                (d)                                    .08
                                                         ==============     =============         ===============    ==============

Weighted average shares of common stock outstanding

                                                            4,121,683                                                 4,294,271
                                                         ==============     =============         ===============    ==============

                          UCI Medical Affiliates, Inc.
   Note to Pro Forma Combining Statement of Operations and Accumulated Deficit
                     for the nine months ended June 30, 1996
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a.) Net change in physician fees based on employment agreement between Wateree Emergency Specialists , and UCI Medical Affiliates, Inc.

(b.) Addition for nine months amortization of goodwill on a straight line basis over 15 years.

(c.)          Accrued interest on note payable at 9% for four months.

(d.) Not applicable; Wateree Emergency Specialists, P.A. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



   UCI Medical Affiliates, Inc.
         (Registrant)



/s/ M.F. McFarland, III, M.D.                   /s/ Jerry F. Wells, Jr.
President, Chief Executive Officer and          Vice President of Finance and
Chairman of the Board                           Chief Financial Officer



Date:       August 16, 1996